UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 20, 2005
                                                 ---------------


                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                      0-28846                    36-3145350
----------------------------        ------------             ------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


        321 West Main Street, Ottawa, IL                    61350
        ----------------------------------------          ----------
        (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code       (815) 431-2720
                                                        ----------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

             On June 20, 2005, UnionBancorp, Inc. issued a news release to announce the retirement of Dewey R. Yaeger and appointment of Scott
             A. Yeoman as President and Chief Executive Officer of UnionBancorp, Inc. The release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

             (c)      Exhibits.
                      --------

                      Exhibit Number
                      --------------

                      99.1 News Release, dated June 20, 2005 issued by UnionBancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNIONBANCORP, INC.


Dated:  June 20, 2005                  /s/ SCOTT A. YEOMAN
                                       -----------------------------------------
                                       Scott A. Yeoman
                                       President and Principal Executive Officer


Dated:  June 20, 2005                  /s/ KURT R. STEVENSON
                                       -----------------------------------------
                                       Kurt R. Stevenson
                                       Senior Vice President and Principal
                                       Financial and Accounting Officer

                                  EXHIBIT INDEX

Exhibit Number
--------------

    99.1          News Release, dated June 20, 2005 issued by UnionBancorp, Inc.